UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

July 23, 2008

THE CHEESECAKE FACTORY INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-20574	51-0340466
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26901 Malibu Hills Road Calabasas Hills, California 91301
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(818) 871-3000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

In a press release dated July 24, 2008, The Cheesecake Factory Incorporated announced financial results for the Company’s second quarter of fiscal 2008, which ended on July 1, 2008.

The full text of the press release is attached as Exhibit 99.1 to this report and is hereby incorporated by reference herein.

ITEM 8 - OTHER EVENTS

ITEM 8.01   OTHER EVENTS

In a press release dated July 23, 2008, The Cheesecake Factory Incorporated announced it will release second quarter fiscal 2008 financial results before the market open on Thursday, July 24, 2008.  The Company will hold a conference call the same day, hosted by David Overton, Chairman and CEO, and Jill Peters, Vice President, Investor Relations, at 10:00 a.m. Pacific Time, which will be broadcast live over the Internet.

Listeners should go to the Company’s website at thecheesecakefactory.com at least 15 minutes prior to the call to register and download any necessary audio software.  Click on the “Investors” link on the home page, and select the link for the “Q2 2008 The Cheesecake Factory Earnings Conference Call” at the top of the page.  An archive of the webcast will be available shortly after the call and continue through August 23, 2008.

The full text of the press release is attached as Exhibit 99.2 to this report and is hereby incorporated by reference herein.

In a press release dated July 29, 2008, The Cheesecake Factory Incorporated announced that in celebration of National Cheesecake Day on July 30, 2008, The Cheesecake Factory(r) restaurants will offer every slice of its more than 30 varieties of cheesecake at $1.50 per slice, limit one per dine-in guest, on that day.

The full text of the press release is attached as Exhibit 99.3 to this report and is hereby incorporated by reference herein.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits

99.1

Press release dated July 24, 2008 entitled, “The Cheesecake Factory Reports Results for Second Quarter of Fiscal 2008”

99.2

Press release dated July 23, 2008 entitled, “The Cheesecake Factory Announces Change to Time of Webcast of Second Quarter Fiscal 2008 Earnings Conference Call on July 24, 2008”

99.3

Press release dated July 29, 2008 entitled, “The Cheesecake Factory Commemorates National Cheesecake Day on July 30”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 29, 2008	THE CHEESECAKE FACTORY INCORPORATED

		By:	/s/ CHERYL M. SLOMAN
Cheryl M. Slomann
Interim Chief Financial Officer and Vice President, Controller